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                                                                      EXHIBIT 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Idaho Power Company on Form S-3 of our reports dated February 1, 2001, appearing in the Annual Report on Form 10-K of IDACORP, Inc. and Idaho Power Company for the year ended December 31, 2000 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP
August 16, 2001